UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                     FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                             OF THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  December 3, 1999

                             --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-12167             54-1217099

(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


           18880 HOMESTEAD ROAD, CUPERTINO, CA                   95014
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          (Address of principal executive office)           (Zip Code)


    Registrant's telephone number, including area code:   (408) 863-9900

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                                  (Not Applicable)
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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

On December 3, 1999, the Company closed a $50,000,000 investment in the Series A Preferred Stock of a newly formed corporation, founded by Paul Levy and Mike Devlin. The Company funded the investment from operating cash flows. The new company will focus on developing a portal to meet the needs of the global community of software professionals. The new company also intends to develop an electronic marketplace for products and services relating to software development and intends to develop and deploy a hosted development service for Internet software development.




Item 7.  Financial Statements and Exhibits


99.1 Press Release dated October 19, 1999 released by the Company

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RATIONAL SOFTWARE CORPORATION
                                                (Registrant)

December 16, 1999                             /s/ Timothy A. Brennan
                                                Timothy A. Brennan,
                                         Chief Financial Officer and Secretary